Exhibit 99.2

SUPPLEMENTAL REPORTING PACKAGE

SECOND QUARTER | 2015

DCT INDUSTRIAL

Table of Contents

Quarterly Highlights	2
Consolidated Statements of Operations	3
Consolidated Balance Sheets	4
Funds from Operations	5
Selected Financial Data	6
Property Overview	7-8
Consolidated Leasing Activity	9
Consolidated Lease Expirations	10
Acquisition and Disposition Summary	11
Development Overview	12
Redevelopment Overview	13
Indebtedness	14
Capitalization and Fixed Charge Coverage	15
Investment in Unconsolidated Ventures Summary	16
Definitions	17-19

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions and includes statements regarding our anticipated yields.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions.  These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made.  Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved.  Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•	national, international, regional and local economic conditions;
•	the general level of interest rates and the availability of capital;
•	the competitive environment in which we operate;
•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;
•	decreased rental rates or increasing vacancy rates;
•	defaults on or non-renewal of leases by tenants;
•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;
•	the timing of acquisitions, dispositions and development;
•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;
•	energy costs;
•

the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;
•	lack of or insufficient amounts of insurance;
•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;
•	the consequences of future terrorist attacks or civil unrest;
•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and
•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Second Quarter 2015 Supplemental Reporting Package	P a g e 1

Quarterly Highlights

Portfolio Repositioning(1)	Portfolio Occupancy (%)(2)
Total Leasing Volume (square feet, in millions)	Acquisitions and Dispositions(3) ($ in millions)

Top 10 Markets(4)

Consolidated Operating Properties

Market	ABR (thousands)	Occupancy Q2 2015	Occupancy(2) Q2 2014	Change
Southern California	$36,286	95.5%	94.8%	0.7%
Chicago	30,433	93.6%	91.6%	2.0%
Houston	23,401	97.6%	95.8%	1.8%
Northern California	21,654	98.8%	90.0%	8.8%
Atlanta	18,979	94.7%	89.5%	5.2%
Dallas	17,629	99.2%	95.9%	3.3%
Seattle	12,409	95.5%	97.8%	-2.3%
Baltimore/Washington D.C.	11,654	94.6%	89.7%	4.9%
Pennsylvania	11,359	93.9%	92.1%	1.8%
Phoenix	10,917	97.8%	89.0%	8.8%
Total/Weighted Average	$194,721	95.9%	92.6%	3.3%

(1)	Percentages are based on annualized base rent as previously reported.
(2)	Prior period amounts are as previously reported.
(3)	Includes consolidated property acquisitions or dispositions.
(4)	Based on annualized base rent as of June 30, 2015. Occupancy is as of period end.

Second Quarter 2015 Supplemental Reporting Package	P a g e 2

Consolidated Statements of Operations (unaudited, amounts in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2015	2014	2015	2014
REVENUES:
Rental revenues	$88,115	$83,302	$176,177	$165,921
Institutional capital management and other fees	423	308	801	1,072
Total revenues	88,538	83,610	176,978	166,993

OPERATING EXPENSES:
Rental expenses	8,408	9,433	18,556	21,835
Real estate taxes	13,521	13,711	28,026	26,908
Real estate related depreciation and amortization	38,449	37,270	77,445	73,703
General and administrative	9,856	7,498	17,192	14,332
Impairment losses	-	376	-	4,735
Casualty and involuntary conversion gain	-	(340)	-	(340)
Total operating expenses	70,234	67,948	141,219	141,173
Operating income	18,304	15,662	35,759	25,820

OTHER INCOME (EXPENSE):
Development profit, net of taxes	2,627	1,288	2,627	2,016
Equity in earnings of unconsolidated joint ventures, net	1,036	697	1,843	4,310
Gain on business combination	-	-	-	1,000
Gain on dispositions of real estate interests	14,932	372	41,086	1,417
Interest expense	(13,609)	(16,182)	(27,513)	(32,238)
Interest and other income (expense)	(11)	(23)	(29)	5
Income tax benefit (expense) and other taxes	(278)	241	(471)	184
Income from continuing operations	23,001	2,055	53,302	2,514
Discontinued operations:
Operating income and other expenses	-	98	-	239
Gain on dispositions of real estate interests from discontinued operations	-	5,117	-	4,985
Income from discontinued operations	-	5,215	-	5,224
Consolidated net income of DCT Industrial Trust Inc.	23,001	7,270	53,302	7,738
Net income attributable to noncontrolling interests	(4,704)	(469)	(6,260)	(620)
Net income attributable to common stockholders	18,297	6,801	47,042	7,118
Distributed and undistributed earnings allocated to participating securities	(201)	(170)	(344)	(336)
Adjusted net income attributable to common stockholders	$18,096	$6,631	$46,698	$6,782

EARNINGS PER COMMON SHARE - BASIC
Income from continuing operations	$0.21	$0.02	$0.53	$0.02
Income from discontinued operations	0.00	0.06	0.00	0.06
Net income attributable to common stockholders	$0.21	$0.08	$0.53	$0.08

EARNINGS PER COMMON SHARE - DILUTED
Income from continuing operations	$0.20	$0.02	$0.53	$0.02
Income from discontinued operations	0.00	0.06	0.00	0.06
Net income attributable to common stockholders	$0.20	$0.08	$0.53	$0.08

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	88,187	82,280	88,139	81,636
Diluted	88,486	82,563	88,453	81,909

Second Quarter 2015 Supplemental Reporting Package	P a g e 3

Consolidated Balance Sheets (amounts in thousands)

	June 30,	December 31,
	2015	2014
ASSETS:	(unaudited)
Operating properties	$3,680,693	$3,635,287
Properties under development	230,391	241,934
Properties under redevelopment	44,137	50,931
Properties in pre-development including land held	106,050	32,223
Total investment in properties	4,061,271	3,960,375
Less accumulated depreciation and amortization	(724,788)	(703,840)
Net investment in properties	3,336,483	3,256,535
Investments in and advances to unconsolidated joint ventures	92,715	94,728
Net investment in real estate	3,429,198	3,351,263
Cash and cash equivalents	22,914	19,631
Restricted cash	5,424	3,779
Deferred loan costs, net	9,646	8,026
Straight-line rent and other receivables, net	54,752	54,183
Other assets, net	11,127	14,652
Total assets	$3,533,061	$3,451,534

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$67,544	$83,543
Distributions payable	26,038	25,973
Tenant prepaids and security deposits	30,584	30,539
Other liabilities	17,401	14,078
Intangible lease liabilities, net	22,792	22,940
Line of credit	149,000	37,000
Senior unsecured notes	1,082,732	1,122,621
Mortgage notes	266,831	249,424
Total liabilities	1,662,922	1,586,118
Total stockholders’ equity	1,752,003	1,749,832
Noncontrolling interests	118,136	115,584
Total liabilities and equity	$3,533,061	$3,451,534

Second Quarter 2015 Supplemental Reporting Package	P a g e 4

Funds from Operations (unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Reconciliation of net income attributable to common stockholders to FFO:
Net income attributable to common stockholders	$18,297	$6,801	$47,042	$7,118
Adjustments:
Real estate related depreciation and amortization	38,449	37,270	77,445	73,703
Equity in earnings of unconsolidated joint ventures, net	(1,036)	(697)	(1,843)	(4,310)
Equity in FFO of unconsolidated joint ventures	2,575	2,546	4,983	5,262
Impairment losses on depreciable real estate	-	376	-	4,867
Gain on business combination	-	-	-	(1,000)
Gain on dispositions of real estate interests	(14,932)	(5,489)	(41,086)	(6,534)
Gain on dispositions of non-depreciable real estate	-	-	18	98
Noncontrolling interest in the above adjustments	(1,336)	(1,876)	(2,189)	(4,040)
FFO attributable to unitholders	2,028	2,056	4,095	4,050
FFO attributable to common stockholders and unitholders(1)	44,045	40,987	88,465	79,214
Adjustments:
Acquisition costs	170	609	1,484	1,334
FFO, as adjusted, attributable to common stockholders and unitholders — basic and diluted	$44,215	$41,596	$89,949	$80,548

FFO per common share and unit — basic	$0.47	$0.47	$0.95	$0.91
FFO per common share and unit — diluted	$0.47	$0.47	$0.95	$0.91

FFO, as adjusted, per common share and unit — basic	$0.48	$0.48	$0.97	$0.93
FFO, as adjusted, per common share and unit — diluted	$0.47	$0.48	$0.96	$0.93

FFO weighted average common shares and units outstanding:
Common shares for earnings per share — basic	88,187	82,280	88,139	81,636
Participating securities	626	621	599	589
Units	4,256	4,340	4,278	4,397
FFO weighted average common shares, participating securities and units outstanding — basic	93,069	87,241	93,016	86,622
Dilutive common stock equivalents	299	283	314	273
FFO weighted average common shares, participating securities and units outstanding — diluted	93,368	87,524	93,330	86,895

Reconciliation of NOI to FFO:
Net operating income(2) (3)	$66,186	$60,264	$129,595	$117,503
Adjustments:
Equity in FFO of unconsolidated joint ventures	2,575	2,546	4,983	5,262
Institutional capital management and other fees	423	308	801	1,072
Gain on dispositions of non-depreciable real estate	-	-	18	98
Casualty and involuntary conversion gain	-	340	-	340
Development profit, net of taxes	2,627	1,288	2,627	2,016
General and administrative expense	(9,856)	(7,508)	(17,192)	(14,369)
Interest expense	(17,734)	(18,193)	(35,347)	(36,197)
Capitalized interest expense	4,125	2,011	7,834	3,959
Interest and other expense	(11)	(21)	(29)	(12)
Income tax benefit (expense) and other taxes	(278)	241	(471)	152
FFO attributable to noncontrolling interests	(4,012)	(289)	(4,354)	(610)
FFO attributable to common stockholders and unitholders(1)	44,045	40,987	88,465	79,214
Adjustments:
Acquisition costs	170	609	1,484	1,334
FFO, as adjusted, attributable to common stockholders and unitholders	$44,215	$41,596	$89,949	$80,548

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).
(2)	Includes discontinued operations and assets held for sale.
(3)	See the reconciliation of net operating income to income from continuing operations in Definitions.

Second Quarter 2015 Supplemental Reporting Package	P a g e 5

Selected Financial Data (unaudited, amounts in thousands)

	Three Months Ended June 30,			Six Months Ended June 30,
	2015	2014		2015	2014
NET OPERATING INCOME:(1)
Rental revenues	$88,115		$83,302	$176,177		$165,921
Rental expenses and real estate taxes	(21,929)		(23,144)	(46,582)		(48,743)
Net operating income(2)	$66,186		$60,158	$129,595		$117,178

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	64,506		65,438	64,506		65,438
Average occupancy	90.6%		92.1%	90.5%		90.9%
Occupancy as of period end	90.2%		92.4%	90.2%		92.4%

CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	61,100		65,117	61,100		65,117
Average occupancy	95.3%		93.1%	95.1%		92.4%
Occupancy as of period end	95.1%		92.9%	95.1%		92.9%

SAME STORE PROPERTIES:(4)
Square feet as of period end	52,947		52,947	51,981		51,981
Average occupancy	95.2%		92.9%	94.9%		93.1%
Occupancy as of period end	94.9%		92.8%	94.8%		93.1%

Rental revenues	$75,149		$71,262	$147,590		$141,330
Rental expenses and real estate taxes	(18,698)		(19,453)	(39,312)		(40,655)
Same store net operating income	56,451		51,809	108,278		100,675
Less: revenue from lease terminations	(527)		(679)	(1,038)		(1,586)
Add: early termination straight-line rent adjustment	66		84	233		347
Net operating income (excluding revenue from lease terminations)	55,990		51,214	107,473		99,436
Less: straight-line rents, net of related bad debt expense	(694)		(2,296)	(973)		(4,034)
Less: amortization of below market rents, net	(335)		(420)	(698)		(787)
Cash net operating income (excluding revenue from lease terminations)	$54,961		$48,498	$105,802		$94,615

Net operating income growth (excluding revenue from lease terminations)	9.3%			8.1%
Cash net operating income growth (excluding revenue from lease terminations)	13.3%			11.8%

SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents – increase to revenue, net of related bad debt expense(3)	$1,800		$3,227	$3,444		$5,338
Straight-line rent receivable (balance sheet)(3)	$49,123		$46,693	$49,123		$46,693
Net amortization of below market rents – increase to revenue(3)	$760		$473	$1,542		$900
Capitalized interest	$4,125		$2,011	$7,834		$3,959
Noncash interest expense(3)	$952		$1,170	$1,956		$2,307
Stock-based compensation amortization	$1,477		$1,173	$2,540		$2,211
Revenue from lease terminations(3)	$527		$680	$1,212		$1,606
Bad debt expense (recovery), excluding bad debt expense related to straight-line rents(3)	$23		$460	$(131)		$788
GAAP NOI for properties sold during current quarter	$322	$	N/A	$1,029	$	N/A

CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development	$24,742		$31,586	$58,944		$57,838
Redevelopment	2,621		351	5,569		714
Due diligence	3,610		1,679	6,931		3,735
Casualty expenditures	160		10	202		402
Building and land improvements	4,096		3,012	5,339		4,554
Tenant improvements and leasing costs	8,710		9,681	18,285		19,359
Total capital expenditures	$43,939		$46,319	$95,270		$86,602

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to income from continuing operations in Definitions.
(3)	Includes discontinued operations and assets held for sale.
(4)	See the Definitions for same store properties.

Second Quarter 2015 Supplemental Reporting Package	P a g e 6

Property Overview

As of June 30, 2015

Markets	Number of Buildings	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2) (3)		Annualized Base Rent per Occupied Square Foot	Percentage of Total Annualized Base Rent
CONSOLIDATED OPERATING:		(in thousands)			(in thousands)
Atlanta	35	5,701	8.8%	94.7%	$18,979		$3.51	7.5%
Baltimore/Washington D.C.	17	2,009	3.1%	94.6%	11,654		6.13	4.6%
Charlotte	1	472	0.7%	100.0%	1,698		3.60	0.7%
Chicago	38	9,113	14.1%	93.6%	30,433		3.57	12.0%
Cincinnati	29	2,942	4.6%	93.6%	10,084		3.66	4.0%
Dallas	35	5,277	8.2%	99.2%	17,629		3.37	6.9%
Denver	7	969	1.5%	100.0%	4,249		4.38	1.7%
Houston	43	4,236	6.6%	97.6%	23,401		5.66	9.2%
Indianapolis	7	2,299	3.6%	87.2%	6,843		3.42	2.7%
Louisville	3	1,109	1.7%	85.3%	3,200		3.38	1.2%
Memphis	2	1,385	2.1%	100.0%	2,263		1.63	0.9%
Miami	11	1,437	2.2%	94.3%	9,623		7.10	3.8%
Nashville	4	2,063	3.2%	87.9%	5,733		3.16	2.2%
New Jersey	11	1,555	2.4%	91.7%	8,561		6.00	3.3%
Northern California	29	4,075	6.2%	98.8%	21,654		5.38	8.5%
Orlando	20	1,864	2.9%	95.4%	7,495		4.21	2.9%
Pennsylvania	13	2,716	4.2%	93.9%	11,359		4.45	4.5%
Phoenix	25	2,616	4.1%	97.8%	10,917		4.27	4.3%
Seattle	23	2,501	3.9%	95.5%	12,409		5.19	4.9%
Southern California(4)	45	6,761	10.5%	95.5%	36,286		5.62	14.2%
Total/weighted average - operating properties	398	61,100	94.6%	95.1%	254,470		4.38	100.0%

REDEVELOPMENT PROPERTIES:
Chicago	2	423	0.7%	0.0%	-		-	0.0%
Dallas	1	63	0.1%	0.0%	-		-	0.0%
Northern California	1	294	0.5%	0.0%	N/A(5)		N/A(5)	0.0%
Total/weighted average – redevelopment properties	4	780	1.3%	0.0%	-		-	0.0%

DEVELOPMENT PROPERTIES:
Dallas	2	182	0.3%	0.0%	-		-	0.0%
Houston(6)	4	627	1.0%	5.4%	-		-	0.0%
Orlando	1	97	0.2%	0.0%	-		-	0.0%
Seattle	3	792	1.2%	4.6%	-		-	0.0%
Southern California	1	928	1.4%	0.0%	-		-	0.0%
Total/weighted average – development properties	11	2,626	4.1%	0.0%	-		-	0.0%

Total/weighted average - consolidated properties	413	64,506	100.0%	90.2%	$254,470	(7)	$4.38	100.0%

See footnotes on next page.

Second Quarter 2015 Supplemental Reporting Package	P a g e 7

Property Overview (continued)

As of June 30, 2015

Markets	Number of Buildings	Percentage Owned (8)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage(1)	Annualized Base Rent(2)	Annualized Base Rent per Occupied Square Foot	Percentage of Total Annualized Base Rent
UNCONSOLIDATED OPERATING PROPERTIES:			(in thousands)			(in thousands)
IDI (Nashville)	1	50.0%	557	6.9%	100.0%	$1,066	$1.92	3.8%
Southern California Logistics Airport(9)	6	50.0%	2,160	26.8%	99.5%	8,184	3.81	29.4%
Total/weighted average - unconsolidated operating properties	7	50.0%	2,717	33.7%	99.6%	9,250	3.42	33.2%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Chicago	2	20.0%	1,033	12.8%	100.0%	3,883	3.76	13.9%
Cincinnati	1	20.0%	543	6.8%	100.0%	1,710	3.15	6.1%
Dallas	1	20.0%	540	6.7%	100.0%	1,732	3.21	6.2%
Denver	5	20.0%	772	9.6%	100.0%	3,945	5.11	14.2%
Louisville	4	10.0%	736	9.1%	67.1%	1,473	2.98	5.3%
Nashville	2	20.0%	1,020	12.7%	100.0%	2,756	2.70	9.9%
Orlando	2	20.0%	696	8.6%	100.0%	3,109	4.47	11.2%
Total/weighted average - co-investment operating properties	17	18.6%	5,340	66.3%	95.5%	18,608	3.65	66.8%
Total/weighted average - unconsolidated properties	24	29.2%	8,057	100.0%	96.9%	$27,858	$3.57	100.0%

(1)	Based on leases commenced as of June 30, 2015.
(2)	Annualized base rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of June 30, 2015, multiplied by 12.
(3)	Excludes total annualized base rent of $0.4 million from three properties that will be demolished for the development of a 350,000 and 172,000 square foot build-to-suit.
(4)	As of June 30, 2015, our ownership interest in the Southern California properties was 93.8% based on our equity ownership weighted by square feet.
(5)	The lease is a short-term lease. The rental income is incidental revenue recognized as a reduction to our cost of redevelopment.
(6)	Includes two shell-complete buildings acquired during July 2014 totaling 180,000 square feet.
(7)	Excludes total annualized base rent associated with tenants currently in free rent periods of $9.3 million based on the first month of cash base rent.
(8)	Percent owned is based on equity ownership weighted by square feet.
(9)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

Second Quarter 2015 Supplemental Reporting Package	P a g e 8

Consolidated Leasing Activity

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
SECOND QUARTER 2015		(in thousands)			(in months)	(in thousands)
New	35	1,184	(4.2%)	8.9%	72	$5,541	$4.68
Renewal	28	1,440	3.6%	16.8%	41	1,397	0.97
Development and redevelopment	9	2,148	N/A	N/A	112	N/A	N/A
Total/Weighted Average	72	4,772	1.0%	14.1%	81	$6,938	$2.64
Weighted Average Retention	65.5%

YEAR TO DATE 2015
New	60	2,264	(0.5%)	8.7%	73	$11,728	$5.18
Renewal	57	3,637	5.6%	16.8%	47	6,074	1.67
Development and redevelopment	13	2,623	N/A	N/A	112	N/A	N/A
Total/Weighted Average	130	8,524	3.7%	14.2%	74	$17,802	$3.01
Weighted Average Retention	66.3%

FOUR QUARTERS ROLLING
New	124	5,175	2.8%	8.7%	61	$22,356	$4.32
Renewal	130	8,376	4.5%	14.4%	47	19,181	2.29
Development and redevelopment	22	3,299	N/A	N/A	107	N/A	N/A
Total/Weighted Average	276	16,850	4.0%	12.6%	63	$41,537	$3.07
Weighted Average Retention	74.2%

(1)	Excludes month-to-month leases.
(2)	Assumes no exercise of lease renewal options, if any.

Second Quarter 2015 Supplemental Reporting Package	P a g e 9

Consolidated Lease Expirations

Lease Expirations for Consolidated Properties by Market(1)

	2015(2)		2016		2017
Markets	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)	Square Feet	Percentage of Total Square Feet(3)
	(in thousands)		(in thousands)		(in thousands)
Atlanta	801	14.8%	688	12.7%	785	14.5%
Baltimore/Washington D.C.	106	5.6%	273	14.4%	313	16.5%
Charlotte	-	0.0%	-	0.0%	-	0.0%
Chicago	658	7.7%	1,448	17.0%	2,077	24.3%
Cincinnati	212	7.7%	388	14.1%	735	26.7%
Dallas	181	3.5%	719	13.7%	466	8.9%
Denver	75	7.7%	199	20.5%	184	19.0%
Houston	300	7.2%	287	6.9%	634	15.2%
Indianapolis	6	0.3%	403	20.1%	649	32.4%
Louisville	-	0.0%	-	0.0%	-	0.0%
Memphis	-	0.0%	472	34.1%	413	29.8%
Miami	-	0.0%	137	10.1%	62	4.6%
Nashville	-	0.0%	-	0.0%	391	21.6%
New Jersey	11	0.8%	53	3.7%	7	0.5%
Northern California	410	10.2%	581	14.4%	630	15.7%
Orlando	181	10.2%	470	26.4%	455	25.6%
Pennsylvania	-	0.0%	393	15.4%	562	22.0%
Phoenix	80	3.1%	290	11.3%	334	13.1%
Seattle	102	4.2%	196	8.1%	417	17.2%
Southern California	359	5.6%	1,901	29.4%	1,023	15.8%
Total	3,482	6.0%	8,898	15.3%	10,137	17.4%

Lease Expirations for Consolidated Properties Summarized(1)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(4)	Percent of Total Annualized Base Rent
	(in thousands)	(in thousands)
2015(2)	3,482	$16,566	5.8%
2016	8,898	39,295	13.7%
2017	10,137	43,613	15.2%
2018	7,704	37,191	12.9%
2019	8,949	38,307	13.3%
Thereafter	18,986	112,338	39.1%
Total occupied	58,156	$287,310	100.0%
Available or leased but not occupied	6,350
Total consolidated properties	64,506

(1)	Assumes no exercise of lease renewal options, if any.
(2)	Includes month-to-month leases.
(3)	Percentage is based on consolidated occupied square feet as of June 30, 2015.
(4)	Annualized based rent includes contractual rents in effect at the date of expiration.

Second Quarter 2015 Supplemental Reporting Package	P a g e 10

Acquisition and Disposition Summary

For the Year Ended June 30, 2015

	Property Name	Market	Size	Occupancy at Acquisition	Occupancy at June 30, 2015
BUILDING ACQUISITIONS:			(building in sq. ft.)
January	435 Henry	Atlanta	398,000	100.0%	100.0%
February	1050 Northbrook Parkway	Atlanta	109,000	100.0%	100.0%
March	Airport Distribution Center (5 buildings)	Denver	691,000	96.9%	100.0%
March	22290 - 22300 Hathaway (2 buildings)(1)	No. California	448,000	34.4%	34.4%
May	1270 Shiloh Road	Atlanta	77,000	100.0%	100.0%
May	2902 E. 13th Street	Houston	200,000	50.0%	50.0%
June	402 W. Geneva Drive	Phoenix	50,000	100.0%	100.0%
Total YTD Purchase Price - $117.0 million			1,973,000	79.0%	80.0%

LAND ACQUISITIONS:
March	DCT North Avenue Distribution Center(2)	Chicago	20.7 acres
April	DCT Airport Distribution Center North Phase III	Orlando	12.8 acres
April	DCT Fairburn	Atlanta	74.6 acres
April	DCT Commerce Center Phase II	Miami	26.3 acres
May	DCT Central Avenue(3)	Chicago	8.0 acres
June	DCT Downs Park	Baltimore/Washington D.C.	25.8 acres
Total YTD Land Purchase Price - $48.4 million			168.2 acres

BUILDING DISPOSITIONS:
Consolidated Properties
February	Memphis Portfolio (6 buildings)	Memphis	2,327,000	100.0%
April	8th & Vineyard C, D and E (3 buildings)(4)	So. California	156,000	N/A
April	5945 Cabot Parkway	Atlanta	120,000	87.8%
May	Eagles Landing Trade Center	Atlanta	505,000	100.0%
May	Fulton Portfolio (5 buildings)	Atlanta	713,000	79.0%
Total YTD Sales Price - $155.1 million			3,821,000	95.5%

(1)

During March 2015, we purchased a vacant 394,000 square foot building that we are redeveloping into a 294,000 square foot building.  The building was classified as under redevelopment as of June 30, 2015.

(2)	During March 2015, we purchased 20.7 acres in the Chicago market comprising two buildings which will be demolished for the development of a 350,000 square foot build-to-suit facility.
(3)

During May 2015, we purchased 8.0 acres in the Chicago market that houses one building.  The property will be combined with land from one of our existing properties and the buildings will be demolished for the development of a 172,000 square foot build-to-suit facility.

(4)

During May 2014, we sold the development projects 8th & Vineyard E, 8th & Vineyard C and 8th & Vineyard D totaling 156,000 square feet located in the Inland Empire West Submarket of Southern California.

Second Quarter 2015 Supplemental Reporting Package	P a g e 11

Development Overview

As of June 30, 2015
						Cost Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percentage Owned	Q2-2015	Cumulative Costs at 6/30/2015	Projected Investment	Completion Date(1)	Percentage Leased(2)
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Development Activities:
Stabilized in Q2 2015
DCT White River Corporate Center Phase II South	Seattle	4	1	63	100%	$348	$5,237	$5,237	Q1-2015	100%
Projected Stabilized Yield(3)		6.6%

Development Projects in Lease Up(4)
DCT Freeport North	Dallas	6	1	100	100%	$230	$6,118	$7,207	Q1-2015	100%
DCT Frankford Trade Center	Dallas	6	1	82	100%	925	5,839	6,282	Q1-2015	100%
DCT Airtex Industrial Center II	Houston	7	1	127	100%	1,617	8,715	10,802	Q4-2014	72%
DCT Northwest Crossroads Logistics Centre II	Houston	18	1	320	100%	1,539	13,836	19,012	Q2-2015	59%
DCT Airport Distribution Center North Building C	Orlando	8	1	97	100%	109	5,240	6,872	Q4-2014	83%
DCT White River Corporate Center Phase I	Seattle	30	1	649	100%	277	40,329	49,729	Q4-2014	33%
DCT Fife 45 North	Seattle	5	1	79	100%	111	6,140	8,009	Q1-2015	45%
DCT Fife 45 South	Seattle	4	1	64	100%	344	5,294	5,653	Q1-2015	100%
DCT Rialto Logistics Center	So. California	42	1	928	100%	2,355	55,593	63,122	Q1-2015	66%
	Total	126	9	2,446	100%	$7,507	$147,104	$176,688		60%
Under Construction
DCT River West	Atlanta	47	1	734	100%	$1,991	$24,999	$29,892	Q3-2015	0%
DCT Fairburn	Atlanta	75	1	1,037	100%	13,295	13,295	51,544	Q1-2016	100%
DCT O'Hare Logistics Center	Chicago	7	1	113	100%	1,940	7,303	12,398	Q3-2015	0%
6400 Hollister Road - Expansion	Houston	2	Expansion	55	100%	103	645	3,649	Q4-2015	100%
DCT Chrin Commerce Centre	Pennsylvania	36	1	426	100%	3,081	20,546	26,017	Q3-2015	0%
	Total	167	4	2,365	100%	$20,410	$66,788	$123,500		46%

Total Projects in Lease Up and Under Development		293	13	4,811	100%	$27,917	$213,892	$300,188		53%

Leased Pre-Development
DCT North Avenue Distribution Center	Chicago	20	1	350	100%	$284	$8,673	$24,895	Q2-2016	100%
DCT Central Avenue	Chicago	54	1	172	100%	7,480	7,480	60,020	Q4-2016	100%
DCT Fife Distribution Center North	Seattle	9	1	152	100%	188	3,939	12,781	Q1-2016	56%
DCT Fife Distribution Center South	Seattle	12	1	240	100%	307	5,633	18,838	Q1-2016	100%
	Total	95	4	914	100%	$8,259	$25,725	$116,534		93%
Development Projects Moved to Operating
DCT Sumner South Distribution Center (5)	Seattle	9	1	188	100%	$57	$13,377	$14,867	Q1-2014	56%

Total Projects Under Development		397	18	5,913	100%	$36,233	$252,994	$431,589		59%
Projected Stabilized Yield - Projects Under Development(3)		7.6%

Pre-Development(6)
DCT Downs Park	Baltimore/D.C.	26			100%	$12,393	$12,393
DCT Waters Ridge	Dallas	18			100%	89	2,138
DCT Commerce Center Phase II Building A	Miami	8			100%	4,328	4,328
DCT Commerce Center Phase II Building B	Miami	8			100%	4,122	4,122
DCT Commerce Center Phase II Building C	Miami	10			100%	4,758	4,758
Seneca Commerce Center Phase I	Miami	14			90%	39	2,992
Seneca Commerce Center Phase II	Miami	11			90%	16	1,572
Seneca Commerce Center Phase III	Miami	11			90%	15	1,466
DCT Airport Distribution Center Buildings D & E	Orlando	11			100%	1,623	2,384
DCT Airport Distribution Center Building F	Orlando	7	`		100%	856	1,267
DCT White River Corporate Center Phase II North	Seattle	11			100%	74	6,904
DCT Jurupa Ranch	So. California	39			100%	600	28,303
	Total	174				$28,913	$72,627

(1)	The completion date represents the date of building shell-completion or estimated date of shell completion.
(2)	Percentage leased is computed as of the press release date.
(3)	Yield computed on a GAAP basis including rents on a straight-line basis.
(4)

During July 2014, DCT acquired two buildings totaling 180,000 square feet that were shell-complete. The buildings are classified as properties under development with cumulative costs of $16.5 million as of June 30, 2015.

(5)	The property has been shell-complete for more than 12 months and is classified as an operating property.
(6)	Excludes land held totaling 48 acres with cumulative costs of approximately $7.7 million at June 30, 2015.

Second Quarter 2015 Supplemental Reporting Package	P a g e 12

Redevelopment Overview

As of June 30, 2015

						Cost Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percentage Owned	Q2-2015	Cumulative Costs at 6/30/2015	Projected Investment	Completion Date(1)	Percentage Leased(2)
				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Consolidated Redevelopment Activities:
Redevelopment Projects Under Construction
9010 Sterling Street	Dallas	6	1	63	100%	$649	$3,197	$3,672	Q3-2015	0%
2413 Prospect	Chicago	17	1	320	100%	1,061	18,328	19,568	Q2-2015	0%
2201 Arthur Avenue	Chicago	12	1	103	100%	222	5,370	8,145	Q4-2015	0%
22290 Hathaway	No. California	5	1	294	100%	373	17,242	30,841	Q1-2016	0%
	Total	40	4	780	100%	$2,305	$44,137	$62,226		0%
Projected Stabilized Yield - Projects Under Redevelopment(3)		6.3%

(1)	The completion date represents the date of building shell completion or estimated date of shell completion.
(2)	Percentage leased is computed as of the press release date.
(3)	Yield computed on a GAAP basis including rents on a straight-line basis.

Second Quarter 2015 Supplemental Reporting Package	P a g e 13

Indebtedness (dollar amounts in thousands)

As of June 30, 2015

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of June 30, 2015
SENIOR UNSECURED NOTES:
2016 Notes, fixed rate	4.90%	4.90%	April & August 2016	$99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	4.62%	4.87%	August & October 2023	310,000
Premiums (discounts), net of amortization				(2,268)
				857,732
MORTGAGE NOTES:
Fixed rate secured debt	5.97%	4.79%	February 2016 – Aug. 2025	261,380
Premiums (discounts), net of amortization				5,451
				266,831
BANK UNSECURED CREDIT FACILITIES:
Senior unsecured revolving credit facility(1)	1.19%	1.19%	April 2019	149,000
2017 Notes, variable rate(2)	1.29%	1.29%	April 2017	100,000
2020 Notes, variable rate(2)	1.29%	1.29%	April 2020	125,000
				374,000

Total carrying value of consolidated debt				$1,498,563

Fixed rate debt	5.33%	5.42%		75%
Variable rate debt	1.25%	1.25%		25%
Weighted average interest rate	4.31%	4.37%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional joint ventures				$809
IDI				5,410
Stirling Capital Investments (SCLA)				35,986
				$42,205

  Scheduled Principal Payments of Debt as of June 30, 2015 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes	Bank Unsecured Credit Facilities	Total
2015	$-	$3,800	$-	$3,800
2016	99,000	57,356	-	156,356
2017	51,000	41,078	100,000	192,078
2018	81,500	6,746	-	88,246
2019	46,000	51,343	149,000	246,343
2020	50,000	70,039	125,000	245,039
2021	92,500	20,347	-	112,847
2022	130,000	3,116	-	133,116
2023	310,000	6,366	-	316,366
2024	-	739	-	739
Thereafter	-	450	-	450
Total	$860,000	$261,380	$374,000	$1,495,380

(1)

The $400.0 million senior unsecured revolving credit facility matures April 8, 2019 and bears interest at a variable rate equal to LIBOR, plus a margin of between 0.875% to 1.55% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.55% per annum, depending on our public debt credit rating.  There was $231.5 million available under the senior unsecured revolving credit facility, net of three letters of credit totaling $19.5 million as of June 30, 2015.

(2)

The senior unsecured $125.0 million and $100.0 million term loans mature April 8, 2020 and April 8, 2017, respectively.  The senior unsecured term loans bear interest at a variable rate equal to LIBOR, plus a margin, depending on our public debt credit rating, of between 0.90% to 1.75% per annum or, at our election, an alternate base rate plus a margin of between 0.00% to 0.75% per annum.

(3)	Based on our ownership share as of June 30 2015.

Second Quarter 2015 Supplemental Reporting Package	P a g e 14

Capitalization and Fixed Charge Coverage (unaudited, dollar amounts in thousands, except share price)

Capitalization at June 30, 2015

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	88,203	$31.44	$2,773,102
Operating partnership units outstanding	4,236	$31.44	133,180
Total equity market capitalization			2,906,282

Consolidated debt			1,498,563
Less: Noncontrolling interests’ share of consolidated debt(2)			(8,256)
Proportionate share of debt related to unconsolidated joint ventures			42,205
DCT share of total debt			1,532,512
Total market capitalization			$4,438,794

DCT share of total debt to total market capitalization			34.5%

Fixed Charge Coverage

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Net income attributable to common stockholders(3)	$18,297	$6,801	$47,042	$7,118
Interest expense	13,609	16,182	27,513	32,238
Proportionate share of interest expense from unconsolidated joint ventures	329	361	653	678
Real estate related depreciation and amortization	38,449	37,270	77,445	73,703
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,226	1,345	2,434	2,811
Income tax (benefit) expense and other taxes	278	(241)	471	(152)
Stock-based compensation	1,477	1,173	2,540	2,211
Noncontrolling interests	4,704	469	6,260	620
Non-FFO gain on acquisitions and dispositions of real estate interests	(14,932)	(5,489)	(41,068)	(7,436)
Impairment losses	-	376	-	-
Adjusted EBITDA	$63,437	$58,247	$123,290	$111,791

CALCULATION OF FIXED CHARGES
Interest expense	$13,609	$16,182	$27,513	$32,238
Capitalized interest	4,125	2,011	7,834	3,959
Amortization of loan costs and debt premium/discount	72	(143)	92	(256)
Other noncash interest expense	(1,024)	(1,027)	(2,048)	(2,051)
Proportionate share of interest expense from unconsolidated joint ventures	329	361	653	678
Total fixed charges	$17,111	$17,384	$34,044	$34,568

Fixed charge coverage	3.7	3.4	3.6	3.2

(1)	Excludes 0.5 million of unvested Long-Term Incentive Plan Units, 0.1 million shares of unvested Restricted Stock and 0.1 million Phantom Shares outstanding as of

June 30, 2015.

(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.

Second Quarter 2015 Supplemental Reporting Package	P a g e 15

Investment in Unconsolidated Ventures Summary (unaudited, dollar amounts in thousands)

Statement of Operations and Other Data

	For the Six Months Ended June 30, 2015
	TRT-DCT JV III	JP Morgan	IDI/DCT	IDI/DCT Buford	Stirling Capital Investments
Total rental revenues	$1,180	$11,403	$710	$-	$6,108
Rental expenses and real estate taxes	404	2,980	240	-	926
Net operating income	776	8,423	470	-	5,182
Depreciation and amortization	439	4,903	414	-	2,406
General and administrative expense	6	378	2	-	352
Operating income	331	3,142	54	-	2,424
Interest expense	314	-	169	-	1,640
Interest and other expense	9	3	4	-	6
Net income (loss)	$8	$3,139	$(119)	$-	$778
Other Data:
Number of buildings	4	13	1	-	6
Square feet (in thousands)	736	4,604	557	-	2,160
Occupancy	67.1%	100.0%	100.0%	0.0%	99.5%
DCT ownership	10.0%	20.0%	50.0%	75.0%	50.0%	(1)

Balance Sheets

	As of June 30, 2015
	TRT-DCT JV III		JP Morgan	IDI/DCT		IDI/DCT Buford(5)	Stirling Capital Investments
Total investment in properties	$26,904		$269,836	$22,450		$7,597	$113,137
Accumulated depreciation and amortization	(7,356)		(64,264)	(3,874)		-	(24,321)
Net investment in properties	19,548		205,572	18,576		7,597	88,816
Cash and cash equivalents	409		3,258	292		-	250
Other assets	595		4,765	704		4	4,073
Total assets	$20,552		$213,595	$19,572		$7,601	$93,139

Other liabilities	661		5,029	458		15	991
Secured debt maturities – 2015	-		-	10,820	(3)	-	-
Secured debt maturities – 2016	8,089	(2)	-	-		-	-
Secured debt maturities – 2017	-		-	-		-	71,973	(4)
Secured debt maturities – 2018	-		-	-		-	-
Secured debt maturities thereafter	-		-	-		-	10,372	(4)
Total secured debt	8,089		-	10,820		-	82,345
Total liabilities	8,750		5,029	11,278		15	83,336
Partners or members' capital	11,802		208,566	8,294		7,586	9,803
Total liabilities and partners or members' capital	$20,552		$213,595	$19,572		$7,601	$93,139

(1)

Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.

(2)	$8.1 million of debt requires principal and interest payments until April 2016 and has a stated interest rate of 7.4%.
(3)	$10.8 million of debt requires interest only payments through October 2015 and has a variable interest rate of LIBOR plus 2.45%.
(4)

$72.0 million of debt requires interest only payments through October 2017 and has a variable interest rate of LIBOR plus 2.2%.  $10.4 million of debt is payable to DCT and requires principal and interest payments through November 2021 and has a fixed interest rate of 8.5%.

(5)	As of June 30, 2015, 47.0 acres were held for future development.

Second Quarter 2015 Supplemental Reporting Package	P a g e 16

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net income (loss) attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, noncontrolling interest, impairment losses, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains and losses on disposed assets and business combinations.  We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases.  Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined on next page) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents.  See definition of Net Operating Income for additional information.  DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent.  Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Due Diligence Capital:

Capital improvements related to acquisitions generally incurred within 12 months of the acquisition date.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for discounts/premiums and hedging transactions.  These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjustments for amortization of discounts, premiums, loan costs and other noncash interest expense.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income (loss) attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure.  However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance.  NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP.  FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures.  We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO.  Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure.  We also present FFO excluding acquisition costs, debt modification costs and impairment losses on properties which are not depreciable.  We believe that FFO excluding acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results.  Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income (loss) as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease.   New leases where there were no prior comparable leases due to materially different lease structures are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

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Definitions (continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty and involuntary conversion gain (loss), impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the properties such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses.   We also present NOI excluding lease termination revenue as it is not considered to be indicative of recurring operating performance.  However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations.  Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI.  Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance.

	Three Months Ended June 30,		Six Months Ended June 30,
	2015	2014	2015	2014
Reconciliation of income from continuing operations to NOI: (amounts in thousands)
Income from continuing operations	$23,001	$2,055	$53,302	$2,514
Income tax (benefit) expense and other taxes	278	(241)	471	(184)
Interest and other (income) expense	11	23	29	(5)
Interest expense	13,609	16,182	27,513	32,238
Equity in earnings of unconsolidated joint ventures, net	(1,036)	(697)	(1,843)	(4,310)
General and administrative expense	9,856	7,498	17,192	14,332
Real estate related depreciation and amortization	38,449	37,270	77,445	73,703
Impairment losses	-	376	-	4,735
Development profit, net of taxes	(2,627)	(1,288)	(2,627)	(2,016)
Gain on business combination	-	-	-	(1,000)
Gain on dispositions of real estate interests	(14,932)	(372)	(41,086)	(1,417)
Casualty and involuntary conversion gain	-	(340)	-	(340)
Institutional capital management and other fees	(423)	(308)	(801)	(1,072)
Total GAAP net operating income	66,186	60,158	129,595	117,178
Less net operating income - non-same store properties	(9,735)	(8,349)	(21,317)	(16,503)
Same store GAAP net operating income	56,451	51,809	108,278	100,675
Less revenue from lease terminations	(527)	(679)	(1,038)	(1,586)
Add early termination straight-line rent adjustment	66	84	233	347
Same store GAAP net operating income, excluding revenue from lease terminations	55,990	51,214	107,473	99,436
Less straight-line rents, net of related bad debt expense	(694)	(2,296)	(973)	(4,034)
Less amortization of above/(below) market rents	(335)	(420)	(698)	(787)
Same store cash net operating income, excluding revenue from lease terminations	$54,961	$48,498	$105,802	$94,615

Projected Stabilized Yield – Projects Under Development:

Calculated as projected stabilized Net Operating Income divided by total projected investment.

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop.  May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet) - (square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented.

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Definitions (continued)

Square Feet:

Represents square feet in buildings that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 90% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award's fair value on the grant date and amortized over the vesting period, presented net of amounts capitalized.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions.  The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

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